                                 EXHIBIT 10.117

                                CO-SALE AGREEMENT


                  THIS CO-SALE AGREEMENT (this "Agreement") is made as of January 6, 2000 by and among CinemaNow, Inc., a California corporation (the "Company"), the persons and entities (each, an "Investor" and collectively, the "Investors") listed on the Schedule of Investors attached hereto as Exhibit A, as such Schedule of Investors may be supplemented or amended from time to time hereafter (the "Schedule of Investors"), and the persons and entities (each, a "Founder" and collectively, the "Founders") listed on Exhibit B attached hereto.

                  In consideration of the mutual covenants set forth herein, the parties agree as follows:

         1.       DEFINITIONS.

                  1.1. "Common Stock" shall mean the Common Stock, without par value, of the Company.

                  1.2. "Series A Preferred Stock" shall mean the Company's outstanding shares of Series A Convertible Preferred Stock, without par value.

                  1.3. "Stock" shall mean shares of the Common Stock now owned or subsequently acquired by a Founder.

         2.       RIGHT TO PARTICIPATE IN SALES BY FOUNDER.

                  2.1. If a Founder proposes to sell or transfer (including a pledge or the grant of a security interest) shares of Stock in one or more related transactions, then the Founder shall promptly give written notice (the "Notice") to the Company and the Investors at least 20 days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Sections 4.1 or 4.2 hereof, the Notice shall state under which section the sale or transfer is being made.

                  2.2. Each Investor shall have the right, exercisable upon written notice to the Founder within 15 days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions. To the extent one or more of the Investors exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Founder may sell in the transaction shall be correspondingly reduced.

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EXHIBIT 10.117 (CONTINUED)

                  2.3. Each Investor may sell all or any part of that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by such Investor at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Founder and all of the Investors at the time of the sale or transfer. For purposes of this Agreement, the number of shares of Common Stock owned or held by an Investor shall include the number of shares of Common Stock issuable to the Investor upon conversion of the shares of Series A Preferred Stock owned or held by the Investor.

                  2.4. Each Investor who elects to participate in the sale shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                        2.4.1. the number of shares of Common Stock which such Investor elects to sell; or

                        2.4.2. that number of shares of Series A Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; provided, however, that such Investor shall convert such Series A Preferred Stock into Common Stock, and the Company agrees to make such conversion concurrently with the actual transfer of such shares to the purchaser; provided further that such Common Stock shall upon such transfer, cease to constitute Registrable Securities under the terms of the Investors' Rights Agreement (the "Investors' Rights Agreement") dated as of the date hereof between the parties.

                  2.5. The stock certificate or certificates that the Investor delivers to the Founder pursuant to Section 2.4 shall be transferred to the prospective purchaser upon consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of such Investor's participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Founder shall purchase the number of such shares or other securities from such Investor calculated in accordance with
Section 2.3.

                  2.6. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Stock

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EXHIBIT 10.117 (CONTINUED)

made by the Founder shall not adversely affect their rights to participate in subsequent sales of Stock subject to Section 2.1.

         3.       RIGHT OF FIRST OPPORTUNITY.

                  3.1. Subject to the terms and conditions specified in this
Section 3, each Founder hereby grants to each Investor a right of first opportunity with respect to future sales of Stock by the Founder.

                  3.2. Each time the Founder proposes to offer any Stock, the Founder shall first make an offering of such Stock to the Investors in accordance with the provisions of Section 2 above concerning participation rights and the Investors shall exercise their right of first opportunity in accordance with the procedures set forth below:

                       3.2.1. By written notice to the Founder, within fifteen
(15) calendar days after receipt of the Notice, an Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of the offered Stock which equals the proportion that the number of shares of Common Stock owned by such Investor bears to the total number of shares of Common Stock owned by all the Investors. The Founder shall promptly, in writing, inform each Investor which has elected to purchase all the shares available to it (each, a "Fully-Exercising Investor") of any other Investor's failure to so elect. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the offered Stock which Investors were entitled to purchase but which were not purchased by the Investors which is equal to the proportion of the unpurchased Stock that the number of shares of Common Stock owned by such Fully-Exercising Investor bears to the total number of shares of Common Stock owned by all Fully-Exercising Investors who wish to purchase their pro rata share of the unpurchased Stock.

                        3.2.2. If all the shares of Stock referred to in the Notice are not elected to be acquired by Investors as provided in this Section 3.2, the Founder may, during the 90-day period following the expiration of the final period provided in Section 3.2.1, offer the remaining unpurchased portion of such Stock to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Founder does not enter into an agreement for the sale of the Stock within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided by this Section 3 shall be deemed to be revived and such Stock shall not be offered unless first re-offered to the Investors in accordance herewith. Stock which is sold by a Founder pursuant to this Section 3.2 (other than Stock sold to an Investor) shall remain "Stock" hereunder and each of the purchasers of such stock

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EXHIBIT 10.117 (CONTINUED)

(other than Investors) shall be treated as a "Founder" for purposes of this Agreement.

         4.       EXEMPT TRANSFERS.

                  4.1. Notwithstanding anything herein to the contrary, the provisions of Sections 2 and 3 shall not apply to any transfer to a "family member" (as defined in Rule 701(c)(3) promulgated under the Securities Act of 1933, as amended (the "Securities Act") of a Founder and, in the case of Trimark Holdings, Inc. or Trimark Pictures, Inc., to any of their affiliates; provided that (A) the Founder shall inform the Investors of such transfer prior to effecting it and (B) the transferee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall be treated as a "Founder" for purposes of this Agreement.

                  4.2. Notwithstanding anything herein to the contrary, the provisions of Sections 2 and 3 shall not apply (i) to the sale of any Stock to the Company pursuant to a right granted to the Company prior to the date of this Agreement, (ii) to a sale or sales by a Founder where the total consideration received by such Founder does not exceed $50,000 in any twelve-month period, or
(iii) to a sale or transfer pursuant to a tender offer, merger, reorganization or similar transaction in which all shareholders of the Company are entitled to participate on an equivalent basis and which is approved by the Board of Directors.

         5.       PROHIBITED TRANSFERS.

                  5.1. In the event a Founder should sell any Stock in contravention of the rights of the Investors under this Agreement (a "Prohibited Transfer"), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

                  5.2. In the event of a Prohibited Transfer by a Founder, each Investor shall have the right (but not the obligation) to sell to such Founder, and such Founder shall be obligated to purchase, the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser had the Prohibited Transfer been effected pursuant to and in compliance with the terms of this Agreement. Such sale shall be made on the following terms and conditions:

                        5.2.1. The price per share at which the shares are to be sold by the Investor to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under this Agreement.

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EXHIBIT 10.117 (CONTINUED)

                        5.2.2. Within 90 days after the later of the dates on which the Investor (i) received notice of the Prohibited Transfer or (ii) otherwise actually became aware of the Prohibited Transfer, the Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing the shares of Common Stock to be sold, each certificate to be properly endorsed for transfer. Series A Preferred Stock shall be converted to Common Stock before or concurrently with such transfer. Such Common Stock shall, upon such transfer, cease to constitute Registrable Securities under the terms of the Investors' Rights Agreement.

                        5.2.3. The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 5.2, pay to the Investors the aggregate purchase price therefor and the amount of reimbursable fees and expense, as specified in Section 5.2.1, in cash or by other means acceptable to the Investor.

                        5.2.4. Notwithstanding the foregoing, any attempt by a Founder to transfer Stock in violation of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of two-thirds in interest of the Investors.

         6.       LEGEND.

                  6.1. Each certificate representing shares of Stock now or hereafter owned by a Founder or issued to any person (other than an Investor) in connection with a transfer pursuant to this Agreement (including Section 4.1 hereof) shall be endorsed with the following legend:

      "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE ISSUEE OF THIS CERTIFICATE, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                  6.2 The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates required to bear the legend referred to in Section 6.1 above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

         7.       MISCELLANEOUS.

                  7.1. AMENDMENT. Any provision of this Agreement may be amended, waived, modified, discharged or terminated only with the

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EXHIBIT 10.117 (CONTINUED)

written consent of the Company, the Founders, and Investor's holding two-thirds (2/3rds) in interest of the Series A Preferred Stock (or Common Stock issuable upon conversion thereof); provided, however, that with the written consent of CinemaN Investment Company Ltd., a British Virgin Islands company, any provision of this Agreement may be amended, waived, modified, discharged or terminated with the written consent of the Company, the Founders, and Investor's holding a majority in interest of the Series A Preferred Stock (or Common Stock issuable upon conversion thereof). Any amendment or waiver effected in accordance with this Section will be binding upon the Company, the Founders, the Investors and each Holder of any securities subject to this Agreement (including securities into which such securities are convertible) and future Holders of all such securities. Any Founder, Investor or Holder may waive its, his or her rights or the Company's obligations to such person hereunder without obtaining the consent of any other person.

                  7.2 ASSIGNMENT AND TRANSFER. This Agreement shall not be assigned by the Company, by operation of law or otherwise. This Agreement or the rights held by an Investor under this Agreement may be assigned by such Investor only in connection with an assignment or transfer by such Investor which is made in accordance with Sections 4.6 or 8.12 of the Purchase Agreement.

                  7.3 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement, including the construction, validity and performance hereof and the obligations arising hereunder and thereunder, and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder, shall be construed in accordance with and governed by the laws of the State of California without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the laws of any other jurisdiction. Any legal action or proceeding with respect to this Agreement or any document related hereto or thereto shall be brought in the courts of the State of California sitting in the County of Los Angeles or of the United States of America for the State of California sitting in the County of Los Angeles, and, by execution and delivery and/or acceptance of this Agreement, each Party hereto hereby accepts the exclusive jurisdiction of the aforesaid courts. In addition, each Party hereto hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or any document related hereto or thereto brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  7.4 TERM. This Agreement shall terminate (i) upon the Company's first sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act, which results in aggregate gross cash proceeds

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EXHIBIT 10.117 (CONTINUED)

to the Company in excess of $15,000,000 and the public offering price of which is not less than $3.00 per share (adjusted to reflect stock dividends, stock splits or recapitalizations after the date of this Agreement), or (ii) upon the sale, conveyance or other disposition of all or substantially all of the Company's property or business or the merger into or consolidation with any other entity (other than a wholly owned subsidiary corporation) or the effecting of any transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of and where in connection with such transaction the holders of shares of Series A Preferred Stock receive consideration for each share of Series A Preferred Stock on an as-converted basis having a fair market value equal to (i) $2.03 in the event that such transaction occurs during the first year after the date hereof, (ii) $2.70 in the event that such transaction occurs during the second year after the date hereof, and (iii) $3.38 in the event that such transaction occurs thereafter (in each case such price to be adjusted to reflect stock dividends, stock splits or recapitalizations after the date of this Agreement).

                  7.5 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and deemed given on the business day following delivery to the recipient in person or by overnight courier service, and addressed (i) if to an Investor or Founder, to such Investor's or Founder's address set forth in Exhibit A or Exhibit B below, or at such other address as such Investor or Founder shall have furnished to the Company in writing, or (ii) if to the Company, to:
                           CinemaNow, Inc.
                           4553 Glencoe Avenue
                           Suite 200
                           Marina del Rey, California  90292
                           Attn:    Bruce David Eisen

                  7.6 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  7.7 ATTORNEY FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  7.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original,

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EXHIBIT 10.117 (CONTINUED)

but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.




                                     CinemaNow, Inc.


                                     By:________________________

                                     Title:_____________________

                                       8

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EXHIBIT 10.117 (CONTINUED)


                           [Investors Signature Page]


                                         INVESTORS:


                                          -------------------------------------
                                         (Print Name of Investor)

                                          -------------------------------------
                                         (Signature)

                                          -------------------------------------
                                         (Title, if applicable)

                                         Address
                                                -------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                       9

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EXHIBIT 10.117 (CONTINUED)

                            [Founders Signature Page]


                                       FOUNDERS:

                                       Trimark Holdings, Inc.


                                       By:
                                          ----------------------------------

                                       Title:
                                              ------------------------------

                                       Trimark Pictures, Inc. (but only with
                                       respect to the Common Stock to be
                                       acquired pursuant to the Trimark
                                       Note (as defined in the Purchase
                                       Agreement)


                                       By:
                                          ----------------------------------

                                       Title:
                                              ------------------------------


                                       -------------------------------------
                                       Curt Marvis


                                       -------------------------------------
                                       Bruce Eisen

                                       10

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EXHIBIT 10.117 (CONTINUED)

                                CONSENT OF SPOUSE

                  I acknowledge that I have read the foregoing Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Co-Sale Agreement.



                                      -----------------------------------
                                      (Signature)

                                       11

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EXHIBIT 10.117 (CONTINUED)

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS























                                       12

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EXHIBIT 10.117 (CONTINUED)


                                    EXHIBIT B

                                    FOUNDERS


         Trimark Holdings, Inc.
         c/o CinemaNow, Inc.
         4553 Glencoe Avenue
         Marina del Rey, California  90292

         Trimark Pictures, Inc.
         c/o CinemaNow, Inc.
         4553 Glencoe Avenue
         Marina del Rey, California  90292

         Curt Marvis
         c/o CinemaNow, Inc.
         4553 Glencoe Avenue
         Marina del Rey, California  90292

         Bruce Eisen
         c/o CinemaNow, Inc.
         4553 Glencoe Avenue
         Marina del Rey, California  90292

                                       13